Abacus Global Management Announces Timing of Inaugural Dividend Distribution
~ Dividend Distribution Advances Shareholder-Focused Capital Program ~
ORLANDO, FL – November 25, 2025 – Abacus Global Management, Inc. (“Abacus” or the “Company”) (Nasdaq: ABL), a leader in the alternative asset management industry, today announced the timing of its previously announced inaugural annual cash dividend to shareholders, as approved by its Board of Directors.
The Company’s Board of Directors has declared an annual cash dividend of $0.20 per share, payable on December 17, 2025, to shareholders of record as of December 2, 2025, which will also serve as the ex-dividend date. As outlined in the Company’s capital allocation framework, Abacus intends to distribute an annual dividend of up to 25% of adjusted net income or up to 55% of recurring revenue.
“Introducing an annual dividend is a significant milestone for Abacus and reflects our confidence in the strength and sustainability of our business,” said Jay Jackson, Chairman and Chief Executive Officer. “We expect to fund the dividend through cash on hand and free cash flow, supported by record cash generation, growing fee-based revenues, and expanding margins. This step reinforces our disciplined capital allocation strategy, balancing investment in origination growth, technology, and acquisitions with returning capital to shareholders, while positioning Abacus for long-term value creation.”

Forward-Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof, Abacus’s ability to successfully effect those strategies, and the expected results therefrom. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” ”intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the fact that Abacus’s loss reserves are bases on estimates and may be inadequate to cover its actual losses; the failure to properly price Abacus’s insurance policies; the geographic concentration of Abacus’s business; the cyclical nature of Abacus’s industry; the impact of regulation on Abacus’s business; the effects of competition on Abacus’s business; the failure of Abacus’s relationships with independent agencies; the failure to meet Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; the effects of acts of terrorism; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and

Exchange Commission from time to time, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations.

Dividend Policy
Abacus has adopted a dividend policy designed to balance consistent shareholder returns with strategic growth investments.
Under the policy, the Board of Directors will evaluate opportunities to return capital to shareholders through dividends. Dividend decisions will be based on several factors including operating cash flow generation, capital requirements for portfolio growth, regulatory considerations, and strategic investment opportunities across the Company's business verticals.
The policy provides the Board with flexibility to declare dividends when appropriate while maintaining adequate liquidity to support portfolio origination and business expansion. While the Company is committed to this dividend framework, specific dividend declarations remain at the Board's discretion based on business conditions.
About Abacus
Abacus Global Management (NASDAQ: ABL) is a leading financial services company specializing in alternative asset management, data-driven wealth solutions, technology innovations, and institutional services. With a focus on longevity-based assets and personalized financial planning, Abacus leverages proprietary data analytics and decades of industry expertise to deliver innovative solutions that optimize financial outcomes for individuals and institutions worldwide.

For more information, please visit abacusgm.com.

Contacts:

Investor Relations

Robert F. Phillips – SVP Investor Relations and Corporate Affairs rob@abacusgm.com
(321) 290-1198

David Jackson – Managing Director of Investor Relations david@abacusgm.com
(321) 299-0716

Abacus Global Management Public Relations
press@abacusgm.com